Exhibit 99.1

INVESTOR PRESENTATION May 2008

© Copyright 1999-2008 MIVA, Inc. All Rights Reserved. 1 Safe Harbor This presentation contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words or expressions such as “plan”, “intend”, “believe” or “expect” or variations of such words and similar expressions are intended to identify such forward-looking statements. Key risks are described in MIVA reports filed with the U.S. Securities and Exchange Commission, including the Form 10-K for fiscal 2007, and the most recently filed quarterly report on Form 10-Q. Readers should note that these statements may be impacted by several factors, including economic changes and changes in the Internet industry generally and, accordingly, MIVA actual performance and results may vary from those stated herein, and MIVA undertakes no obligation to update the information contained herein.

© Copyright 1999-2008 MIVA, Inc. All Rights Reserved. 2 MIVA, Inc. Today

© Copyright 1999-2008 MIVA, Inc. All Rights Reserved. 3 Revenue / EBITDA EBITDA adjusted for impairment, non-recurring items and restructuring * Company forecast contained in Q1, 2008 Earnings Release Revenue/EBITDA* (Millions) 0 50 100 150 200 250 FY04 FY05 FY06 FY07 08 Projected* $37.8 $13.5 ($13.3) ($3.3) $0-(3) $167.3 $190.8 $170.8 $152.9 $140-150

© Copyright 1999-2008 MIVA, Inc. All Rights Reserved. 4 Revenue by division 2005-2007 MIVA Media MIVA Direct 0 40 80 120 160 200 2005 2006 2007 $169.2 $132.6 $100.9 $23 $38.3 $51.9 Revenue (Millions) The Mix-Shift into Higher-Margin Consumer Segment

© Copyright 1999-2008 MIVA, Inc. All Rights Reserved. 5 Category Snapshot Price 5.16.08 Mkt Cap 5.19.08 EV 5.19.08 Rev FY07 EV/Rev $ $MM $MM $MM \ MIVA MIVA 1.61 55 25 153 0.2 Looksmart LOOK 4.22 71 39 62 0.6 Marchex MCHX 12.33 462 430 142 3.0 Valueclick VCLK 20.3 1,960 1,820 665 2.7 Yahoo! YHOO 27.66 38,960 36,570 7,120 5.1 Google GOOG 580.07 182,880 169,500 18,120 9.4 CNET CNET 11.37 1,730 1,690 408 4.1 The Knot KNOT 11.16 347 299 101 2.9 IAC IACI 23.84 6,700 6,190 6,490 1.0 Averages: 76.95 25,907 24,063 3,696 3.2

© Copyright 1999-2008 MIVA, Inc. All Rights Reserved. 6 Growth Strategy • Shift into higher margin consumer segment • Expansion of ALOT personalized toolbars and homepages • Growth and monetization of MIVA-owned web properties • Continued stabilization of the MIVA Media ad network • Continued focus on cost structure • $16MM in expected annualized savings due to restructurings • Headcount down from 483 at December 2005 to 213 as of March 31, 2008 • $20MM in additional savings over 7 years due to Perot outsourcing

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© Copyright 1999-2008 MIVA, Inc. All Rights Reserved. 8 ALOT Toolbars • Soft launched Q3, 2007 • Introduced to replace legacy toolbar brand • TRUSTe certified • Vertically focused • Designed to make the Internet personalized and relevant: – Search for ‘Pizza recipes’ on a major search engine returns over 1MM results – Same search via the ALOT recipe toolbar returns 16 kitchen tested / rated recipes

© Copyright 1999-2008 MIVA, Inc. All Rights Reserved. 9 ALOT vertical roll-out

© Copyright 1999-2008 MIVA, Inc. All Rights Reserved. 10 Growing the ALOT user base 0 Sep 07 Oct 07 Nov 07 Dec 07 Jan 08 Feb 08 Mar 08 129,533 308,156 669,763 1,002,950 1,250,092 1,819,064 2,089,532 • 2.1mm live users* - 6.5 mm overall user base • 2.5 mm average searches/day** • Revenue 54% higher than legacy brand • Retention 14% improved compared to legacy brand * March 31, 2008. Source: internal statistics ** Source: internal statistics, Q1 08

© Copyright 1999-2008 MIVA, Inc. All Rights Reserved. 11 Acquiring New Toolbar Users Pizza recipes Free Delicious Recipes Look up any Recipe! Get quick & easy recipes now www.alot.com/recipes

© Copyright 1999-2008 MIVA, Inc. All Rights Reserved. 12 Monetizing ALOT Toolbars Cell phone PPC Ad Revenue Toolbar button sponsorship / monetized content partnerships

© Copyright 1999-2008 MIVA, Inc. All Rights Reserved. 13 The ALOT Personalized Homepage • Launched Q3 2007 • Distributed as standalone product and as part of toolbar bundle • 53.8mm average page views per month • Highly sticky content – average visits of 7-15 minutes • Two versions shipped: - V1. my ALOT: launched Q3 ‘07 via relationship with Netvibes - V2. ALOT home: launched Q1 ‘08 and already generating a 15% uplift in impressions Source: Hitbox. Page views for ALOT and legacy homepage

© Copyright 1999-2008 MIVA, Inc. All Rights Reserved. 14 Monetizing ALOT Homepages SPONSORED WIDGETS PPC CPA CROSS PROMOTION SEARCH

© Copyright 1999-2008 MIVA, Inc. All Rights Reserved. 15 The Personalized Homepage Landscape Source: comScore. MIVA stats, source: Hitbox Market share amongst homepage providers, January 2008%

MIVA-OWNED WEB PROPERTIES

© Copyright 1999-2008 MIVA, Inc. All Rights Reserved. 17 * Hitbox Q4 ‘07 & Q1 ‘08 CNN, WSJ and CNET stats sourced from company websites Global Reach

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© Copyright 1999-2008 MIVA, Inc. All Rights Reserved. 19 Spill.com

© Copyright 1999-2008 MIVA, Inc. All Rights Reserved. 20 ‘The Fastest Growing Movie Site on the Web’ Daily Ranks in the “Entertainment & Movies” category, measured by visits 1384 Oct 2007 Nov 2007 Dec 2007 Jan 2008 Feb 2008 Mar 2008 709 270 141 128 18 300k 0 Nov 2007 Dec 2007 Jan 2008 Feb 2008 150k 450k 500k 74k 230k 360k 380k 465K Mar 2008 Unique Users Source: Hitbox Source: Hitwise 1MM 0 Nov 2007 Dec 2007 Jan 2008 Feb 2008 0.5MM 1.5MM 2MM 325k 800k 1.7MM 1.8MM 2MM Mar 2008 Page Views Source: Hitbox

© Copyright 1999-2008 MIVA, Inc. All Rights Reserved. 21 Spill.com • 500% growth since October, 2007 • Site ranked as high as #12 in Hitwise’s movie and entertainment category ahead of Rotten Tomatoes, Yahoo! Movies and Hollywood.com • Joined Viacom’s BET ad network in Q1 ‘08 • Leverages the growing use of the web as an entertainment source • Provides platform for multiple ad formats: – Video ads – Rich media – Banners – Text ads – E-mail – Product placement

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© Copyright 1999-2008 MIVA, Inc. All Rights Reserved. 23 Screensavers.com • #1 screensaver site on the web • Over 10mm monthly unique visitors • 457,000 monthly screensaver and wallpaper downloads • On and off the page monetization - Toolbar downloads - CPC, CPA, CPM, CPL - Content partnerships Source: Hitwise, January 2008

Screensavers.com Market Share


Market share against leading screensaver sites %
Screensavers.com
34
Magentic (IncredImail)
27.37
Sexydesktop.co.uk
19.88
Freeze (W3i)
10.21
Popularscreensavers.com (IAC)
7.87
Screensaver.com (W3i)
0.67

Source: Hitwise, January 2008

© Copyright 1999-2008 MIVA, Inc. All Rights Reserved.

miva 24

MIVA MEDIA AD NETWORK

© Copyright 1999-2008 MIVA, Inc. All Rights Reserved. 26 Media > Third-Party Ad Network Advertisers/ Agencies 3rd Party Web Publishers Media delivers qualified leads to advertisers and helps web publishers monetize their online traffic Global footprint – US, UK, FR, DE, IT, ES Over 700MM queries processed per day Over 120MM clicks delivered per month New technology platform scheduled for launch H2, 2008

© Copyright 1999-2008 MIVA, Inc. All Rights Reserved. 27 Third-Party Website Publisher Example Advertiser and partner relationships subject to change

© Copyright 1999-2008 MIVA, Inc. All Rights Reserved. 28 Key 2008 Revenue Growth Initiatives • Continued shift into higher margin consumer segments • Expansion of the ALOT brand - Personalized toolbars - Personalized homepages - Vertical and global expansion • Roll-out and monetization of MIVA-owned consumer web properties - Spill.com - Screensavers.com • New MIVA Media technology platform

© Copyright 1999-2008 MIVA, Inc. All Rights Reserved. 29 Summary • MIVA-owned websites attract 40mm unique users / month – ‘The fastest growing movie site on the web’ - Spill.com – ‘The number one screensaver site on the web’ - Screensavers.com • Active toolbar relationships with over 6.5mm consumers • Homepages generate 53.8mm page views / month • Ad network delivers 120mm clicks globally each month Source: Hitwise, Hitbox and internal statistics

© Copyright 1999-2008 MIVA, Inc. All Rights Reserved. 30 APPENDIX A: EBITDA Reconciliation FY 2004 FY 2005 FY 2006 FY 2007 Net Income (loss) from continuing operations 18,937 (125,031) (84,976) (36,794) Interest income, net and exchange rate gain/(loss) (815) (339) (974) (732) Taxes 11,047 (20) (1,790) 557 Depreciation as reported 3,356 5,256 5,471 4,586 Amortization 5,281 7,710 6,984 4,828 EBITDA 37,806 (112,424) (75,285) (27,555) - - Impairment loss on goodwill and other intangible assets - 117,055 63,680 20,134 Patent litigation (Yahoo!) - 8,000 - - European business tax issues - 819 - - Lane’s Gift litigation - - - 1,312 Restructuring charges - - - 2,819 Gain on lease termination - - (910) - Non-cash European business tax reimbursements - - (784) - 37,806 13,450 (13,299) (3,290) Adjusted EBITDA* (includes non-cash compensation) 37.8 13.5 (13.3) (3.3) EBITDA adjusted for impairment, non-recurring items and restructuring

Peter Corrao, CEO Peter.Corrao@miva.com miva.com Thank You